Exhibit 10.23.12

April 24, 2012

Bakers Footwear Group, Inc.

2815 Scott Avenue, Suite C

St. Louis, Missouri 63103

Re:	Loan Arrangement with Bank of America, N.A.

Ladies and Gentlemen:

Reference is made to a certain Second Amended and Restated Loan and Security Agreement dated as of August 31, 2006 (as amended and in effect, the “Loan Agreement”) between Bakers Footwear Group, Inc. (f/k/a Weiss and Neuman Shoe Co.) (the “Borrower”) and Bank of America, N.A. (the “Bank”). All capitalized terms used herein, and not otherwise defined, shall have the same meaning herein as in the Loan Agreement.

Reference is further made to that certain Amended and Restated Subordination Agreement (as amended and in effect, the “Subordination Agreement”) dated as of June 30, 2011 by and among Bakers, each of the Investors set forth on the signature pages thereto (each, a “Subordinated Creditor” and, collectively, the “Subordinated Creditors”) and Bank relating to the Borrower’s subordinated convertible debentures due 2012, dated June 26, 2007, in the original face amount of $4,000,000.00 (as amended and in effect, the “Subordinated Indenture”).

The Borrower has advised Bank that the Borrower intends to enter into a Third Amendment to Subordinated Convertible Debentures and Subordinated Convertible Debenture Purchase Agreement (the “Third Amendment”), a copy of which is annexed hereto, modifying the rate of interest and the time for mandatory payments of principal and interest thereunder.

The modification of the payment terms and interest rate under the Subordinated Indenture without the consent of Bank would constitute a violation of the Subordination Agreement and the Loan Agreement (including, without limitation, Sections 4.28 and 10.3 thereof). The Borrower has requested that the Bank consent to the Third Amendment on the terms set forth herein.

The Bank hereby acknowledges and agrees that:

1.	Pursuant to the foregoing, the Bank hereby consents to the Third Amendment and waives (a) any Event of Default that would arise pursuant to the Loan Agreement in connection therewith, and (b) the provisions of Section 7(b) of the Subordination Agreement solely as they would otherwise prohibit the modifications set forth in the Third Amendment.

1

Baker’s Footwear Group, Inc.

April 24, 2012

2.	The provisions of Paragraph 2 of the Subordination Agreement are hereby amended as follows:

a.	The provisions of Paragraph 2(a) are hereby deleted in their entirety and the following substituted in their stead:

Subject to Section 2(b) below, for so long as any Senior Indebtedness remains outstanding, and notwithstanding anything to the contrary set forth in the Subordinated Debentures (as amended pursuant to the Third Amendment to Subordinated Convertible Debentures and Subordinated Convertible Debenture Purchase Agreement dated as of April 21, 2012 among the Company and the Subordinated Creditors) or any other document governing the Subordinated Indebtedness to the contrary, the Subordinated Creditors shall be entitled to receive and retain only (i) those regularly scheduled payments (without acceleration) of interest on the Subordinated Indebtedness (the “Scheduled Interest Payments”), to the extent and in the manner set forth in the Subordinated Debentures, and (ii) so long as the Subordinated Debenture Payment Conditions have been met, the Required Payments. As used herein, “Subordinated Debenture Payment Conditions” means no Suspension Event has occurred and is continuing, and the ratio of the Company’s EBITDA (calculated as set forth in Exhibit 5.11(a)(ii)) to its Interest Expense, as calculated on a trailing twelve month basis for the most recent fiscal month, is equal to or greater than 1.0:1.0. As used herein, the “Required Payment” means a payment of principal required to be made by the Company pursuant to the Subordinated Debentures at the times and in the amounts set forth in the Third Amendment to Amended and Restated Subordination Agreement.

b.	The provisions of Paragraph 2(b) are hereby amended by deleting “Subordinated Debenture 2012 Required Payment” wherever the same shall appear and substituting the words “Required Payments” in their stead.

3.	The consent provided herein relates solely to the Third Amendment and the amendments to the Subordination Agreement as set forth in Section 2 above, and shall not be deemed a continuing consent or a waiver of any other provision of the Loan Agreement, the Subordination Agreement or any other Loan Document.

4.	Except as specifically provided herein, all terms and conditions of the Loan Agreement, the Subordination Agreement and the other Loan Documents remain in full force and effect.

Baker’s Footwear Group, Inc.

April 24, 2012

If you have any questions, please do not hesitate to contact us.

Very truly yours,

BANK OF AMERICA, N.A., as Bank

By:	/s/ Christine Scott
Name: Christine Scott
Title: Senior Vice President

Signature Page to Bank Consent to Third Amendment to Subordinated Convertible

Debentures and Subordinated Convertible Debenture Purchase Agreement

AGREED

COMPANY:

BAKERS FOOTWEAR GROUP, INC.

By:	/s/ Peter A. Edison
Name: Peter A. Edison
Title: Chairman and Chief Executive Officer

Baker’s Footwear Group, Inc.

April 24, 2012

Signature Page to Bank Consent to Third Amendment to Subordinated Convertible

Debentures and Subordinated Convertible Debenture Purchase Agreement

AGREED

INVESTOR:

ANDREW N. BAUR REVOCABLE TRUST

By:	/s/ Richard D. Baur

Name:	Richard D. Baur

Title:	Trustee

Baker’s Footwear Group, Inc.

April 24, 2012

Signature Page to Bank Consent to Third Amendment to Subordinated Convertible

Debentures and Subordinated Convertible Debenture Purchase Agreement

AGREED

INVESTOR:

MISSISSIPPI VALLEY CAPITAL, LLC

By:	/s/ Scott D. Fessler

Name:	Scott D. Fessler

Title:	Manager

SUBORDINATED CREDITOR:

By:	/s/ Julian I. Edison

Name:	Julian I. Edison

Address:

Telephone:

Telecopier:

Baker’s Footwear Group, Inc.

April 24, 2012

Signature Page to Bank Consent to Third Amendment to Subordinated Convertible

Debentures and Subordinated Convertible Debenture Purchase Agreement

AGREED

INVESTOR:

By:	/s/ Scott C. Schnuck

Name:	Scott C. Schnuck

SUBORDINATED CREDITOR:

LINN H. BEALKE REVOCABLE TRUST

By:	/s/ Linn H. Bealke

Name:	Linn H. Bealke

Title:	Trustee

Address:

Telephone:

Telecopier:

SUBORDINATED CREDITOR:

LOUIS N. GOLDRING REVOCABLE TRUST DTD. 4/15/97

By:	/s/ Louis N. Goldring

Name:	Louis N. Goldring

Title:	Trustee

Address:

Telephone:

Telecopier:

Baker’s Footwear Group, Inc.

April 24, 2012

Signature Page to Bank Consent to Third Amendment to Subordinated Convertible

Debentures and Subordinated Convertible Debenture Purchase Agreement

AGREED

INVESTOR:

BEATRICE C. EDISON IRREVOCABLE GST TRUST FOR BERNARD A. EDISON DATED 8-31-59

By:	/s/ Bernard A. Edison

Name:

Title: